BII\94604_2  02/09/98  11:18am

                Amendment No. 1 to Pledge and Security Agreement


                                 AMENDMENT NO. 1


                  AMENDMENT NO. 1 dated as of December 19, 1997 to the Amended and Restated Pledge and Security Agreement dated as of November 29, 1996 referred to below between:

                  (1) COMMONWEALTH INDUSTRIES, INC. (formerly known as Commonwealth Aluminum Corporation), a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent");

                  (2)  CI  HOLDINGS  INC.   (formerly   known  as   Commonwealth
         Industries, Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware ("Holdings");

                  (3) COMMONWEALTH ALUMINUM CORPORATION (formerly known as Commonwealth Aluminum Lewisport, Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC");

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex");

                  (5) COMMONWEALTH ALUMINUM CONCAST, INC. (formerly named Barmet
         Aluminum  Corporation),   a  corporation  duly  organized  and  validly
         existing under the laws of the State of Ohio ("CACI");

                  (6) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and together with the Parent, Holdings, CAC, Alflex and Barmet, the "Securing Parties"); and

                  (7) NATIONAL WESTMINSTER BANK PLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Parent, Holdings, CAC, Alflex, CACI, the Subsidiary Guarantors, certain lenders and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of November 29, 1996 (as in effect on the date hereof, the "Existing Credit Agreement"), which amended and restated the Credit Agreement dated as of September 20, 1996, providing for extensions of credit to be made to the Borrowers in an aggregate principal amount not exceeding $325,000,000. In connection with the execution and delivery of the Existing Credit Agreement, the Parent, CAC, certain other of the Securing Parties and the Administrative Agent entered into an Amended and Restated Pledge and Security Agreement dated as of November 29, 1996 (as in effect on the date hereof, the "Pledge and Security Agreement") pursuant to which said Securing Parties granted to the Administrative Agent a security interest in all of the Collateral (as defined therein) as collateral security for the Secured Obligations (as so defined).

                  The Parent, Holdings, CAC, Alflex, CACI, the Subsidiary Guarantors, the Lenders and the Administrative Agent are amending and restating the Existing Credit Agreement pursuant to a Second Amended and Restated Credit Agreement dated as of December 19, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). In connection with the execution and delivery of the Credit Agreement, the Obligors wish to amend the Pledge and Security Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Pledge and Security Agreement are used herein as defined therein.

                  Section 2. Amendments. Effective as of the date hereof (subject to satisfaction of the conditions set forth in Section 4 hereof), the
 Pledge and Security Agreement shall be amended as follows:

                  A. General. Each reference in the Pledge and Security Agreement to "this Agreement", "the Pledge and Security Agreement" or words of similar import shall be deemed to refer to the Pledge and Security Agreement as amended hereby.


                  B. Credit Agreement. Each reference in the Pledge and Security Agreement to "the Credit Agreement" or words of similar import shall be deemed to refer to the Credit Agreement.

                  C.  Annexes.   Each  reference  in  the  Pledge  and  Security
Agreement to an Annex thereto shall be deemed to refer to the respective Annex of the same number attached to this Amendment No. 1.

                  Section 3. Representations and Warranties. Each Securing Party represents and warrants to the Lenders and the Administrative Agent that the representations and warranties of such Securing Party set forth in Section 2 of the Pledge and Security Agreement are true and complete in all material respects on the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to any Annex referred to the respective numbered Annex attached to this Amendment No. 1.

                  Section 4. Conditions Precedent. The amendments in Section 2 hereof shall become effective as of the date hereof upon receipt by the
Administrative Agent of one or more counterparts of this Amendment No. 1 executed by each of the Securing Parties (or evidence satisfactory to the Administrative Agent of such execution) and the Administrative Agent.

                  Section 5. Miscellaneous. Except as expressly herein provided, the Pledge and Security Agreement shall remain unchanged and in full force and effect. The Parent shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and disbursements)incurred by it in connection with this Amendment No. 1.
This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.



                                     COMMONWEALTH INDUSTRIES, INC.



                                       By
                                     Title:



                                     CI HOLDINGS INC.



                                       By
                                     Title:



                                     COMMONWEALTH ALUMINUM CORPORATION



                                       By
                                     Title:


                                     ALFLEX CORPORATION



                                       By
                                     Title:


                                     COMMONWEALTH ALUMINUM CONCAST, INC.


                                       By
                                     Title:

                                     SUBSIDIARY GUARANTOR

                                     COMMONWEALTH ALUMINUM SALES CORPORATION



                                       By
                                     Title:

                                     THE ADMINISTRATIVE AGENT

                                     NATIONAL WESTMINSTER BANK PLC,
                                        as Administrative Agent


                                       By
                                     Title: